                                                        Exhibit 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries of our reports dated February 26, 2001 appearing in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. and subsidiaries for the year ended December 29, 2000.

Filed on Form S-8:

   Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

   Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

   Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

   Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

   Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
     (Puerto Rico))

   Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
     Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

   Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-13367 (Restricted Stock Plan for
     Former Employees of Hotchkis and Wiley)

   Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
     Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-17099 (Deferred Unit and Stock Unit
     Plan for Non-Employee Directors)

   Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)

   Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

   Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
     Inc.)

   Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

   Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
     For a Select Group of Eligible Employees)

   Registration Statement No. 333-92663 (Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a
     Select Group of Eligible Employees)

Filed on Form S-3:

   Debt Securities, Warrants, Common Stock, Preferred Securities, and/or
     Depository Shares:

   Registration Statement No. 33-54218

   Registration Statement No. 2-78338

   Registration Statement No. 2-89519

   Registration Statement No. 2-83477

   Registration Statement No. 33-03602

   Registration Statement No. 33-17965

   Registration Statement No. 33-27512

   Registration Statement No. 33-33335

   Registration Statement No. 33-35456

   Registration Statement No. 33-42041

   Registration Statement No. 33-45327

   Registration Statement No. 33-45777

   Registration Statement No. 33-49947

   Registration Statement No. 33-51489

   Registration Statement No. 33-52647

   Registration Statement No. 33-55363

   Registration Statement No. 33-60413

   Registration Statement No. 33-61559

   Registration Statement No. 33-65135

   Registration Statement No. 333-13649

   Registration Statement No. 333-16603

   Registration Statement No. 333-20137

   Registration Statement No. 333-25255

   Registration Statement No. 333-28537

   Registration Statement No. 333-42859

   Registration Statement No. 333-44173

   Registration Statement No. 333-59997

   Registration Statement No. 333-68747

   Registration Statement No. 333-38792

   Registration Statement No. 333-52822

   Medium Term Notes:

   Registration Statement No.  2-96315

   Registration Statement No. 33-03079

   Registration Statement No. 33-05125

   Registration Statement No. 33-09910

   Registration Statement No. 33-16165

   Registration Statement No. 33-19820

   Registration Statement No. 33-23605

   Registration Statement No. 33-27549

   Registration Statement No. 33-38879

   Other Securities:

   Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

   Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch &
     Co., Canada Ltd. re: Midland Walwyn Inc.)

   Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

   Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)



/s/ Deloitte & Touche LLP
New York, New York
February 26, 2001